SUPPLEMENTAL OPERATING & FINANCIAL INFORMATION THIRD QUARTER 2023 PHYSICIANS REALTY TRUST NYSE: DOC Exhibit 99.2 September 2023 Northside Medical Midtown Atlanta, GA Woodlands Medical Arts Center The Woodlands, TX

2 ABOUT PHYSICIANS REALTY TRUST 4 CONSOLIDATED BALANCE SHEETS 6 CONSOLIDATED STATEMENTS OF INCOME 7 THIRD QUARTER 2023 HIGHLIGHTS 8 FINANCIAL HIGHLIGHTS 9 RECONCILIATION OF NON-GAAP MEASURES: FUNDS FROM OPERATIONS (“FFO”), NORMALIZED FUNDS FROM OPERATIONS (“NORMALIZED FFO”), AND NORMALIZED FUNDS AVAILABLE FOR DISTRIBUTION (“NORMALIZED FAD”) 10 RECONCILIATION OF NON-GAAP MEASURES: NET OPERATING INCOME AND ADJUSTED EBITDAre 11 MARKET CAPITALIZATION AND DEBT SUMMARY 12 LEVERAGE STATISTICS AND COVENANT PERFORMANCE 13 INVESTMENT ACTIVITY AND CONSTRUCTION LOAN SUMMARY 14 PORTFOLIO PERFORMANCE 15 LEASING ROLLFORWARD AND CAPITAL EXPENDITURES 16 PORTFOLIO DIVERSIFICATION 17 CONSOLIDATED LEASING RELATIONSHIPS AND EXPIRATION SCHEDULE 18 REPORTING DEFINITIONS 19 TABLE OF CONTENTS

3 FORWARD-LOOKING STATEMENTS Certain statements made in this supplemental information package constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (set forth in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)). In particular, statements pertaining to our capital resources, portfolio performance and results of operations contain forward-looking statements. Likewise, our pro forma financial statements and our statements regarding anticipated market conditions are forward-looking statements. You can identify forward-looking statements by the use of forward-looking terminology such as “believes,” “expects,” “may,” “will,” “should,” “seeks,” “approximately,” “intends,” “plans,” “outlook,” “continue,” “projects,” “pro forma,” “estimates” or “anticipates” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. You can also identify forward-looking statements by discussions of strategy, plans, expectations, or intentions. Forward-looking statements reflect the views of our management regarding current expectations and projections about future events and are based on currently available information. These forward-looking statements are not guarantees of future performance and involve numerous risks and uncertainties and you should not rely on them as predictions of future events. Forward-looking statements depend on assumptions, data, or methods which may be incorrect or imprecise and we may not be able to realize them. While forward-looking statements reflect our good faith beliefs, they are not guarantees of future performance. We disclaim any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, of new information, data or methods, future events or other changes after the date of this supplemental information package, except as required by applicable law. You should not place undue reliance on any forward-looking statements that are based on information currently available to us or the third parties making the forward-looking statements. For a discussion of factors that could impact our future results, performance or transactions, see Part I, Item 1A (Risk Factors) of our Annual Report on Form 10-K for the fiscal year ended December 31, 2022 and Part II, Item 1A (Risk Factors) of our Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2023. NON-GAAP FINANCIAL MEASURES This presentation includes EBITDAre, Adjusted EBITDAre, Net Operating Income (or “NOI”), Cash NOI, Outpatient Medical Same-Store Cash NOI, Funds From Operations (or “FFO”), Normalized FFO, and Normalized Funds Available For Distribution (or “FAD”), which are non-GAAP financial measures. For purposes of the Securities and Exchange Commission’s (“SEC”) Regulation G, a non-GAAP financial measure is a numerical measure of a company’s historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable financial measure calculated and presented in accordance with GAAP in the statements of operations, balance sheets or statements of cash flows (or equivalent statements) of the company, or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable financial measure so calculated and presented. As used in this presentation, GAAP refers to generally accepted accounting principles in the United States of America. Our use of the non-GAAP financial measure terms herein may not be comparable to that of other real estate investment trusts. Pursuant to the requirements of Regulation G, we have provided reconciliations of the non-GAAP financial measures to the most directly comparable GAAP financial measures. ADDITIONAL INFORMATION The information in this supplemental information package should be read in conjunction with the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, earnings press release dated October 30, 2023, and other information filed with, or furnished to, the SEC. You can access the Company’s reports and amendments to those reports filed or furnished to the SEC pursuant to Section 13(a) or 15(d) of the Exchange Act in the “Investor Relations” section on the Company’s website (www.docreit.com) under the tab “SEC Filings” as soon as reasonably practicable after they are filed with, or furnished to, the SEC. The information on or connected to the Company’s website is not, and shall not be deemed to be, a part of, or incorporated into this supplemental information package. You also can review these SEC filings and other information by accessing the SEC’s website at http://www.sec.gov.

4 ABOUT PHYSICIANS REALTY TRUST Physicians Realty Trust (NYSE:DOC) (the “Trust,” the “Company,” “DOC,” “we,” “our” and “us”) is a self-managed health care real estate company organized in 2013 to acquire, selectively develop, own, and manage health care properties that are leased to physicians, hospitals, and health care delivery systems. We invest in real estate that is integral to providing high quality health care services. Our properties typically are on a campus with a hospital or other health care facilities or strategically located and affiliated with a hospital or other health care facilities. Our management team has significant public health care REIT experience and long established relationships with physicians, hospitals, and health care delivery system decision makers that we believe will provide quality investment opportunities to generate attractive risk-adjusted returns to our shareholders. We are a Maryland real estate investment trust and elected to be taxed as a REIT for U.S. federal income tax purposes. We conduct our business through an UPREIT structure in which our properties are owned by Physicians Realty L.P., a Delaware limited partnership (the “operating partnership”), directly or through limited partnerships, limited liability companies, or other subsidiaries. We are the sole general partner of the operating partnership and, as of September 30, 2023, owned approximately 96.1% of the partnership interests in the operating partnership (“OP Units”). Unless otherwise indicated, portfolio statistics include amounts attributable to the Company's pro-rata share of unconsolidated joint venture assets and exclude the Company's 108,843 square foot corporate office and one 20,840 square foot retail asset. COMPANY SNAPSHOT As of September 30, 2023 Gross real estate investments (thousands) $ 6,011,198 Total health care properties 291 % Leased 94.6% Total portfolio gross leasable area (sq. ft.) 16,252,156 % of consolidated GLA from outpatient medical facilities 98% % of GLA on-campus / affiliated 90% Weighted average remaining lease term for all health care properties (years) 5.3 Cash and cash equivalents (thousands) $ 195,772 Net consolidated debt to firm value 35.6% Weighted average interest rate per annum on consolidated debt 4.1% Equity market cap (thousands) $ 2,907,105 Quarterly dividend $ 0.23 Quarter end stock price $ 12.19 Dividend yield 7.55% Common shares outstanding 238,482,769 OP Units outstanding and not owned by DOC 9,814,502 Dilutive restricted common shares and units 1,150,717 Consolidated firm value (thousands) $ 5,031,964

PHYSICIANS REALTY TRUST

DOC LISTED NYSE

ABOUT PHYSICIANS REALTY TRUST (CONTINUED)

BOARD OF TRUSTEES

Tommy G. Thompson | Chairman
John T. Thomas | President, Chief Executive Officer
Stanton D. Anderson, Esq. | Compensation Committee Chair
Mark A. Baumgartner | Audit Committee Chair
Albert C. Black | Nominating and Corporate Governance Committee Chair
William A. Ebinger, M.D. | Trustee
Pamela J. Kessler | Trustee
Ava E. Lias-Booker, Esq. | Trustee
Richard A. Weiss, Esq. | Finance and Investment Committee Chair

MANAGEMENT TEAM

John T. Thomas | President, Chief Executive Officer
Jeffrey N. Theiler | Executive Vice President, Chief Financial Officer
D. Deeni Taylor | Executive Vice President, Chief Investment Officer
Mark D. Theine | Executive Vice President, Asset & Investment Management
John W. Lucey | Chief Accounting and Administrative Officer
Daniel M. Klein | Senior Vice President, Deputy Chief Investment Officer
Bradley D. Page | Senior Vice President, General Counsel
Laurie P. Becker | Senior Vice President, Controller
Amy M. Hall | Senior Vice President, Leasing & Physician Strategy
W. Mark Dukes | Senior Vice President, Asset Management

LOCATION AND CONTACT INFORMATION

Corporate Headquarters
309 N. Water Street, Suite 500
Milwaukee, WI 53202
(414) 367-5600

Independent Registered Public Accounting Firm
Ernst & Young
Milwaukee, WI 53202
(414) 273-5900

Corporate and REIT Tax Counsel
Baker & McKenzie LLP
Richard Lipton, Senior Counsel
Chicago, IL 60601
(312) 861-8000

COVERING ANALYSTS

J. Dennerlein - Bank of America Merrill Lynch
S. Valiquette - Barclays
J. Sanabria - BMO Capital Markets Corp.
M. Gorman - BTIG
M. Griffin - Citi
D. Toti - Colliers Securities
M. Ross - Compass Point
J. Pawlowski - Green Street
M. Mueller - J.P. Morgan
J. Petersen - Jefferies LLC
A. Hecht - JMP Securities LLC
A. Wurschmidt - Keybanc Capital Markets Inc.
R. Kamdem - Morgan Stanley
J. Hughes - Raymond James Financial Inc.
M. Carroll - RBC Capital Markets LLC
W. Golladay - Robert W. Baird & Co.
S. Manaker - Stifel
M. Lewis - Truist Securities
C. Siversky - Wells Fargo

The equity analysts listed above are those analysts that have published research material on the Company and are listed as covering the Company. Please note that any opinions, estimates, or forecasts regarding the Company's performance made by the analysts listed above do not represent the opinions, estimates, or forecasts of the Company or its management. The Company does not by its reference above imply its endorsement of or concurrence with any information, conclusions or recommendations made by any of such analysts. Interested persons may obtain copies of analysts' reports on their own, as we do not distribute these reports. Several of these firms may, from time to time, own our stock and/or hold other long or short positions on our stock, and may provide compensated services to us.

5

6 CONSOLIDATED BALANCE SHEETS (In thousands, except share data) September 30, 2023 December 31, 2022 ASSETS (unaudited) Investment properties: Land and improvements $ 249,468 $ 241,559 Building and improvements 4,703,606 4,659,780 Construction in progress 41,722 18,497 Tenant improvements 95,447 88,640 Acquired lease intangibles 509,468 505,335 5,599,711 5,513,811 Accumulated depreciation (1,140,208) (996,888) Net real estate property 4,459,503 4,516,923 Right-of-use lease assets, net 227,967 231,225 Real estate loans receivable, net 79,883 104,973 Investments in unconsolidated entities 72,069 77,716 Net real estate investments 4,839,422 4,930,837 Cash and cash equivalents 195,772 7,730 Tenant receivables, net 11,131 11,503 Other assets 166,142 146,807 Total assets $ 5,212,467 $ 5,096,877 LIABILITIES AND EQUITY Liabilities: Credit facility $ 393,090 $ 188,328 Notes payable 1,451,536 1,465,437 Mortgage debt 127,630 164,352 Accounts payable 4,933 4,391 Dividends and distributions payable 60,928 60,148 Accrued expenses and other liabilities 95,637 87,720 Lease liabilities 104,802 105,011 Acquired lease intangibles, net 23,170 24,381 Total liabilities 2,261,726 2,099,768 Redeemable noncontrolling interests - partially owned properties 3,066 3,258 Equity: Common shares, $0.01 par value, 500,000,000 common shares authorized, 238,482,769 and 233,292,030 common shares issued and outstanding as of September 30, 2023 and December 31, 2022, respectively 2,385 2,333 Additional paid-in capital 3,817,545 3,743,876 Accumulated deficit (1,012,869) (881,672) Accumulated other comprehensive income 15,216 5,183 Total shareholders’ equity 2,822,277 2,869,720 Noncontrolling interests: Operating Partnership 116,079 123,015 Partially owned properties 9,319 1,116 Total noncontrolling interests 125,398 124,131 Total equity 2,947,675 2,993,851 Total liabilities and equity $ 5,212,467 $ 5,096,877

7 CONSOLIDATED STATEMENTS OF INCOME (Unaudited and in thousands, except share and per share data) Three Months Ended September 30, Nine Months Ended September 30, 2023 2022 2023 2022 Revenues: Rental revenues $ 94,744 $ 92,073 $ 281,901 $ 278,230 Expense recoveries 39,776 36,563 115,195 107,525 Rental and related revenues 134,520 128,636 397,096 385,755 Interest income on real estate loans and other 4,027 2,877 10,895 8,315 Total revenues 138,547 131,513 407,991 394,070 Expenses: Interest expense 20,050 18,299 59,837 52,356 General and administrative 9,771 10,079 31,133 30,400 Operating expenses 47,625 43,647 138,094 128,080 Depreciation and amortization 47,932 47,040 143,555 142,002 Total expenses 125,378 119,065 372,619 352,838 Income before equity in (loss) gain of unconsolidated entities and gain on sale of investment properties, net: 13,169 12,448 35,372 41,232 Equity in (loss) gain of unconsolidated entities (278) (62) 1,260 (452) Gain on sale of investment properties, net — 53,894 13 57,375 Net income 12,891 66,280 36,645 98,155 Net income attributable to noncontrolling interests: Operating Partnership (505) (3,252) (1,443) (4,830) Partially owned properties (1) (51) (70) (121) (384) Net income attributable to common shareholders $ 12,335 $ 62,958 $ 35,081 $ 92,941 Net income per share: Basic $ 0.05 $ 0.28 $ 0.15 $ 0.41 Diluted $ 0.05 $ 0.28 $ 0.15 $ 0.41 Weighted average common shares: Basic 238,480,299 226,529,041 238,124,981 225,743,856 Diluted 249,445,312 239,898,462 249,226,913 239,145,383 Dividends and distributions declared per common share $ 0.23 $ 0.23 $ 0.69 $ 0.69 (1) Includes amounts attributable to redeemable noncontrolling interests.

8 THIRD QUARTER 2023 HIGHLIGHTS OPERATING HIGHLIGHTS • Third quarter 2023 total revenue of $138.5 million, an increase of 5.3% compared to the prior year period • Third quarter 2023 rental and related revenue of $134.5 million, an increase of 4.6% compared to the prior year period • Reported net income of $12.9 million for the quarter ended September 30, 2023, a decrease of 80.6% over the prior year period due to a $53.9 million net gain on the sale of investment properties in the prior period, and third quarter net income per share of $0.05 on a fully diluted basis • Generated quarterly normalized funds from operations (“Normalized FFO”) of $0.25 per share on a fully diluted basis • Third quarter Outpatient Medical Same-Store Cash Net Operating Income (“Cash NOI”) growth of 1.5% year-over-year • Declared quarterly dividend of $0.23 per share for the third quarter • Third quarter weighted average leasing spread was 6.7% on 210,847 renewed square feet with 77% tenant retention on our consolidated portfolio • Third quarter leasing activity on our consolidated portfolio had positive net absorption of 23,904 square feet • 94.6% of portfolio square footage leased as of September 30, 2023 COMPANY ANNOUNCEMENTS • September 21, 2023: Announced that our Board of Trustees authorized and declared a cash distribution of $0.23 per common share and OP Unit for the quarterly period ended September 30, 2023. The distribution was paid on October 17, 2023, to common shareholders and OP Unit holders of record as of the close of business on October 3, 2023. • October 2023: The Company earned a score of 78 out of 100 (representing a 4% year-over-year scoring increase) and a Green Star designation in the 2023 GRESB Real Estate Assessment for sustainability reporting. The Company also earned a score of 98 out of 100 and an “A” rating for its GRESB Public Disclosure Level, ranking first in our health care comparison group. The Company also earned a ranking of 2 out of 6 in a customized GRESB peer group scoring comprised of U.S.-based listed outpatient medical REITs. THIRD QUARTER INVESTMENT HIGHLIGHTS • Palos Heights Surgery Center, Palos Heights, IL ($2.6 million) HEB Cancer Center Bedford, TX St. Vincent Fishers Medical Center Fishers, IN

9 FINANCIAL HIGHLIGHTS (Unaudited and in thousands, except sq. ft. and per share data) (1) Unadjusted for unamortized fair value adjustments, unamortized discount, and unamortized deferred financing costs. G ro ss R ea l E st at e In ve st m en ts G ross Leasable A rea Portfolio Growth Since IPO Gross Real Estate Assets Gross Real Estate Investments/Year Portfolio GLA IPO 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 Q3 2023 $0 $1,000,000 $2,000,000 $3,000,000 $4,000,000 $5,000,000 $6,000,000 0 3,000,000 6,000,000 9,000,000 12,000,000 15,000,000 18,000,000 INCOME Three Months Ended September 30, 2023 June 30, 2023 Revenues $ 138,547 $ 135,100 Net income 12,891 13,085 NOI 91,820 93,585 Annualized Adjusted EBITDAre 350,468 348,176 Net income available to common shareholders per common share $ 0.05 $ 0.05 Normalized FFO 61,244 61,175 Normalized FFO per common share $ 0.25 $ 0.25 Normalized FAD 60,066 60,177 CAPITALIZATION As of ASSETS September 30, 2023 June 30, 2023 Gross Real Estate Investments (including gross lease intangibles) 6,011,198 5,997,402 Total Assets 5,212,467 5,279,538 DEBT AND EQUITY Consolidated Debt (1) 1,988,127 2,024,427 Total Equity 2,947,675 2,982,859 Equity Market Capitalization 2,907,105 3,335,941 Consolidated Firm Value 5,031,964 5,514,978 Consolidated Debt / Total Firm Value 39.5% 36.7% $123,998 $6,011,198

10 RECONCILIATION OF NON-GAAP MEASURES: FUNDS FROM OPERATIONS (“FFO”), NORMALIZED FUNDS FROM OPERATIONS (“NORMALIZED FFO”), AND NORMALIZED FUNDS AVAILABLE FOR DISTRIBUTION (“NORMALIZED FAD”) (Unaudited and in thousands, except share and per share data) Three Months Ended September 30, 2023 Three Months Ended September 30, 2022 Net income $ 12,891 $ 66,280 Net income attributable to noncontrolling interests - partially owned properties (51) (70) Depreciation and amortization expense 47,843 46,939 Depreciation and amortization expense - partially owned properties (132) (101) Gain on the sale of investment properties, net — (53,894) Proportionate share of unconsolidated joint venture adjustments 2,271 2,298 FFO applicable to common shares $ 62,822 $ 61,452 Net change in fair value of derivative 185 — Gain on extinguishment of debt (1,763) — Proportionate share of unconsolidated joint venture adjustments — (82) Normalized FFO applicable to common shares $ 61,244 $ 61,370 Net income available to common shareholders per common share $ 0.05 $ 0.28 FFO per common share - diluted $ 0.25 $ 0.26 Normalized FFO per common share - diluted $ 0.25 $ 0.26 Normalized FFO applicable to common shares $ 61,244 $ 61,370 Non-cash share compensation expense 3,968 4,349 Straight-line rent adjustments (820) (1,478) Amortization of acquired above/below market leases/assumed debt 1,084 1,133 Amortization of lease inducements 246 225 Amortization of deferred financing costs 763 581 Recurring capital expenditures and lease commissions (5,745) (4,129) Loan reserve adjustments 265 152 Proportionate share of unconsolidated joint venture adjustments (939) (403) Normalized FAD applicable to common shares $ 60,066 $ 61,800 Weighted average common shares outstanding - diluted 249,445,312 239,898,462

11 RECONCILIATION OF NON-GAAP MEASURES: NET OPERATING INCOME (“NOI”), CASH NOI, OUTPATIENT MEDICAL SAME-STORE CASH NOI, EBITDAre, AND ADJUSTED EBITDAre (Unaudited and in thousands) NET OPERATING INCOME Three Months Ended September 30, 2023 Three Months Ended September 30, 2022 Net income $ 12,891 $ 66,280 General and administrative 9,771 10,079 Depreciation and amortization expense 47,932 47,040 Interest expense 20,050 18,299 Corporate high yield interest income (2,307) — Swap income (244) — Net change in fair value of derivative 185 — Gain on the sale of investment properties, net — (53,894) Proportionate share of unconsolidated joint venture adjustments 3,542 3,463 NOI $ 91,820 $ 91,267 NOI $ 91,820 $ 91,267 Straight-line rent adjustments (820) (1,478) Amortization of acquired above/below market leases 1,084 1,133 Amortization of lease inducements 246 225 Loan reserve adjustments 265 152 Proportionate share of unconsolidated joint venture adjustments (101) (176) Cash NOI $ 92,494 $ 91,123 Cash NOI $ 92,494 $ 91,123 Assets not held for all periods (1,516) (478) Non-outpatient medical facilities (2,816) (2,775) Lease termination fees — 13 Interest income on real estate loans (1,572) (2,517) Joint venture and other income (3,581) (3,618) Outpatient Medical Same-Store Cash NOI $ 83,009 $ 81,748 EBITDAre Three Months Ended September 30, 2023 Three Months Ended September 30, 2022 Net income $ 12,891 $ 66,280 Depreciation and amortization expense 47,932 47,040 Interest expense 20,050 18,299 Corporate high yield interest income (2,307) — Swap income (244) — Gain on the sale of investment properties — (53,894) Proportionate share of unconsolidated joint venture adjustments 3,526 3,545 EBITDAre $ 81,848 $ 81,270 Non-cash share compensation expense 3,968 4,349 Non-cash changes in fair value 185 — Pursuit costs 241 149 Non-cash intangible amortization 1,330 1,358 Proportionate share of unconsolidated joint venture adjustments — (82) Pro forma adjustments for investment activity 45 871 Adjusted EBITDAre $ 87,617 $ 87,915 Adjusted EBITDAre Annualized (1) $ 350,468 $ 351,660 (1) Amounts are annualized and actual full year results may differ significantly from the annualized amounts shown.

PHYSICIANS REALTY TRUST

DOC LISTED NYSE

MARKET CAPITALIZATION AND DEBT SUMMARY

(Unaudited and in thousands, except share and per share data)

MARKET CAPITALIZATION

		September 30, 2023
Unsecured credit facility debt	$	400,000
Unsecured notes		1,460,000
Mortgage debt		128,127
Consolidated debt [(1)]		**1,988,127**
Pro rata share of unconsolidated joint venture debt		141,459
Enterprise debt	**$**	**2,129,586**
Redeemable equity	**$**	**3,066**
Share price	$	12.19
Total common shares outstanding		238,482,769
Total OP Units outstanding		9,814,502
Total dilutive restricted common shares and units		1,150,717
Implied equity market capitalization	**$**	**3,040,771**
Consolidated Firm Value (Debt + Pref. + Equity)	**$**	**5,031,964**
Consolidated Debt/Gross Assets		31.3%
Consolidated Debt/Total Firm Value		39.5%

Debt is 40% of Firm Value


Debt
Equity

ENTERPRISE DEBT SUMMARY [(1)]

		Balance as of September 30, 2023	Interest Rate	Fixed/Floating Rate [(3)]	Maturity Date
Revolving Credit Facility Debt	$	—	6.3 %	Floating	9/24/2025
Credit Facility Term Debt		400,000	4.7 %	Fixed	5/24/2028
Senior Unsecured Notes					
January '16 - Series B		45,000	4.4 %	Fixed	1/7/2026
January '16 - Series C		45,000	4.6 %	Fixed	1/7/2028
January '16 - Series D		45,000	4.7 %	Fixed	1/7/2031
August '16 - Series A		25,000	4.1 %	Fixed	8/11/2025
August '16 - Series B		25,000	4.2 %	Fixed	8/11/2026
August '16 - Series C		25,000	4.2 %	Fixed	8/11/2027
March '17		400,000	4.3 %	Fixed	3/15/2027
December '17		350,000	4.0 %	Fixed	1/15/2028
October '21		500,000	2.6 %	Fixed	11/1/2031
Pro Rata Share of Unconsolidated Joint Venture Debt		141,459	3.3 %	Fixed	Various
Mortgage Debt, Maturing: [(2)]					
2023		—	— %	—	
2024		23,330	4.6 %	Fixed	
2025		—	— %	—	
Thereafter		104,797	7.3 %	Floating	
	$	**2,129,586**	**4.0 %**	**95.1% Fixed**	

(1) Unadjusted for unamortized fair value adjustments, unamortized discount, and unamortized deferred financing costs.
(2) Weighted average maturity of Mortgage Debt is 2.9 years.
(3) Includes the effects of interest rate swap agreements.


Enterprise Debt Repayment Schedule as of September 30, 2023
$1,050,000
$900,000
$750,000
$600,000
$450,000
$300,000
$150,000
$0
$255
$30,527
$82,394
$248,159
$425,476
$797,775
$—
$545,000
2023
2024
2025
2026
2027
2028
2029
Thereafter

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13 LEVERAGE STATISTICS AND COVENANT PERFORMANCE (Unaudited and in thousands, except share and per share data) CONSOLIDATED LEVERAGE STATISTICS Quarter Ended September 30, 2023 Consolidated debt $ 1,988,127 Net consolidated debt (less cash and cash equivalents) 1,792,355 Adjusted EBITDAre $ 87,617 Less: Amounts attributable to Unconsolidated Joint Ventures (3,161) Consolidated Adjusted EBITDAre $ 84,456 Consolidated Adjusted EBITDAre (annualized)* $ 337,824 Net Consolidated Debt / Consolidated Adjusted EBITDAre Ratio 5.31x Consolidated Adjusted EBITDAre $ 84,456 Cash interest expense 21,050 Interest Coverage Ratio 4.01x Consolidated interest expense $ 20,050 Capitalized interest 351 Secured debt principal amortization 250 Total fixed charges $ 20,651 Consolidated Adjusted EBITDAre 84,456 Consolidated Adjusted EBITDAre / Fixed Charge Coverage Ratio 4.09x Implied equity market cap $ 3,040,771 Redeemable equity 3,066 Consolidated debt 1,988,127 Consolidated Firm Value $ 5,031,964 Net consolidated debt (less cash and cash equivalents) $ 1,792,355 Gross assets 6,352,675 Net Consolidated Debt / Gross Assets 28.2 % Net Consolidated Debt / Consolidated Firm Value 35.6 % Weighted average common shares 238,480,299 Weighted average OP Units not owned by DOC 9,814,296 Dilutive effect of unvested restricted common shares and share units 1,150,717 Weighted Average Common Shares and OP Units - Diluted 249,445,312 * Amounts are annualized and actual results may differ significantly from the annualized amounts shown. COVENANT PERFORMANCE Required September 30, 2023 Total Leverage Ratio ≤ 60.0% 35.6% Total Secured Leverage Ratio ≤ 40.0% 2.2% Maintenance of Unencumbered Assets ≥ 1.5x 3.0x Consolidated Debt Service (Trailing Four Quarters) ≥ 1.5x 4.3x ENTERPRISE LEVERAGE STATISTICS Quarter Ended September 30, 2023 Enterprise debt $ 2,129,586 Net enterprise debt (less cash and cash equivalents) 1,933,814 Adjusted EBITDAre (annualized)* 350,468 Net Enterprise Debt / Adjusted EBITDAre Ratio 5.52x

PHYSICIANS REALTY TRUST
DOC LISTED NYSE

INVESTMENT ACTIVITY AND CONSTRUCTION LOAN SUMMARY
(Unaudited and in thousands, except sq. ft. data)

QUARTERLY INVESTMENTS

Investment		Location	Acquisition Date	First Year Cash Yield		Investment Amount	GLA
Palos Heights Surgery Center		Palos Heights, IL	7/20/2023	8.0%		$ 2,600	21,297
Fairhope Outpatient Medical Facility - Adjacent Land	(1)	Fairhope, AL	8/25/2023	N/A		940	—
IJRI Properties Investment	(2)	Indianapolis, IN	9/29/2023	N/A		1,250	—
Earn-outs	(3)	Various	Various	4.8%		33	—
Private Equity Fund Investment	(4)	N/A	Various	N/A		81	—
Term Loan - HCC Davie	(5)	Davie, FL	Various	7.0%		406	—
Development Costs		Buford, GA	Various	6.2%	(6)	7,375	—
Construction Loan Draws		Various	Various	6.8%		4,125	—
Total / Weighted Average				**6.7%**	(7)	**$ 16,810**	**21,297**

(1) The Company acquired a land parcel of approximately 0.2 acres adjacent to a building owned by the Company to create additional parking.
(2) The Company invested 15.9% in a joint venture that is developing a single outpatient medical facility located in Indiana.
(3) The Company completed the settlement of acquisition related earn-out payments upon the execution of leases at various consolidated assets. These earn-outs are considered to be additional purchase price.
(4) The Company invested additional funds managed by a venture capital firm specializing in real estate technology.
(5) The Company funded additional draws under the original term loan agreement.
(6) Projected stabilized yield.
(7) Excludes adjacent land, IJRI Properties investment, and private equity fund investment.

DEVELOPMENT SUMMARY

Project	Location	Construction in Progress	Costs to Complete	Estimated Project Budget	Total Capacity (sq. ft.)	% Leased	Projected Stabilized Yield	Date of Completion
Northside Buford	Buford, GA	$ 12,672	$ 27,788	$ 40,460	97,161	100%	6.2%	2Q 2024

CONSTRUCTION LOAN SUMMARY

Construction Loan		Location	Date of Completion	Interest Rate	Quarterly Fundings	Amount Drawn to Date	Total Commitment
TOPA Hillwood	(1)	Fort Worth, TX	3Q 2022	6.0%	$ —	$ 10,463	$ 10,500
Emory Dunwoody		Dunwoody, GA	3Q 2024	6.8%	4,125	10,683	35,790
Total					**$ 4,125**	**$ 21,146**	**$ 46,290**

(1) The Company declined the purchase option for the building and the loan was paid off in full in October 2023.

14

PHYSICIANS REALTY TRUST
DOC LISTED NYSE

PORTFOLIO PERFORMANCE

(Unaudited and in thousands, except property count and sq. ft. data)

OUTPATIENT MEDICAL SAME-STORE PORTFOLIO ANALYSIS

	Portfolio Quarter Ended September 30, 2023	OM Same-Store Quarter Ended September 30, 2023
Number of health care properties	291	270
Gross leasable area	16,252,156	15,185,815
Cash NOI	$ 92,494	$ 83,009
% Leased	94.6 %	94.6 %


OM Same-Store Cash NOI, 89.7%
Other Cash NOI, 10.3%

OUTPATIENT MEDICAL SAME-STORE PORTFOLIO PERFORMANCE

	Year-Over-Year Comparison			Sequential Comparison		
	Q3'23	Q3'22	Change	Q3'23	Q2'23	Change
Number of outpatient medical facilities	270	270	—	270	270	—
Gross leasable area	15,185,815	15,185,815	—	15,185,815	15,185,815	—
% Leased	94.6 %	94.7 %	-10 bps	94.6 %	94.5 %	+10 bps
Rental and related revenues	$ 128,636	$ 124,079	+3.7 %	$ 128,636	$ 126,293	+1.9 %
Operating expenses	(45,627)	(42,331)	+7.8 %	(45,627)	(43,524)	+4.8 %
Outpatient Medical Same-Store Cash NOI	**$ 83,009**	**$ 81,748**	**+1.5 %**	**$ 83,009**	**$ 82,769**	**+0.3 %**
Cash NOI	**$ 92,494**	**$ 91,123**		**$ 92,494**	**$ 94,168**	
Cash NOI from:						
Assets not held for all periods	(1,516)	(478)		(1,516)	(1,152)	
Assets designated for redevelopment	—	—		—	—	
Non-outpatient medical facilities	(2,816)	(2,775)		(2,816)	(2,804)	
Lease termination fees	—	13		—	(16)	
Interest income on real estate loans	(1,572)	(2,517)		(1,572)	(2,512)	
Joint venture and other income	(3,581)	(3,618)		(3,581)	(4,915)	
Outpatient Medical Same-Store Cash NOI	**$ 83,009**	**$ 81,748**		**$ 83,009**	**$ 82,769**	

15

16 LEASING ROLLFORWARD AND CAPITAL EXPENDITURES (Unaudited and in thousands, except sq. ft. data) CAPITAL EXPENDITURES Three Months Ended September 30, 2023 Nine Months Ended September 30, Recurring capital expenditures $ 2,605 $ 7,361 Tenant improvements - 2nd generation 2,364 7,372 Leasing commissions - 2nd generation 776 2,588 Recurring capital expenditures and leasing commissions $ 5,745 $ 17,321 Expansion capital expenditures 4,392 8,906 Tenant improvements and leasing commissions - 1st generation 539 2,776 Acquisition deferred capital expenditures 88 948 Revenue enhancing capital expenditures 1,520 3,534 Capitalized interest 227 696 Total capital expenditures and leasing commissions $ 12,511 $ 34,181 LEASING ROLLFORWARD Quarter Ended Percentage of Total GLA September 30, 2023 September 30, 2023 Total GLA Total square feet at beginning of quarter 16,233,748 99.9 % Acquired GLA(1) 18,408 0.1 % Total square feet at end of quarter 16,252,156 100.0 % Leased GLA Leased GLA at beginning of quarter 15,332,836 94.3 % Expirations (311,977) (1.9) % Renewals 248,848 1.5 % Retention Rate 80 % New leases in quarter 89,082 0.5 % Net absorption 25,953 0.2 % Net leased GLA acquired / (disposed) 15,247 0.1 % Leased GLA at end of quarter 15,374,036 94.6% (1) Includes remeasurements of existing properties totaling 2,889 square feet.

PHYSICIANS REALTY TRUST

DOC LISTED NYSE

PORTFOLIO DIVERSIFICATION

(As of September 30, 2023, $ in thousands)

	# of Properties	GLA	% of Total	% of Q3 Cash NOI	% Leased
Single-tenant Outpatient Medical Facilities	122	5,493,980	33.8%	35.9%	99.6%
Multi-tenant Outpatient Medical Facilities	152	9,900,764	61.0%	57.6%	91.8%
Specialty Hospitals	4	249,510	1.5%	3.1%	100.0%
Consolidated Total	**278**	**15,644,254**	**96.3%**	**96.6%**	**94.7%**
Pro Rata Unconsolidated Joint Venture Assets	13	607,902	3.7%	3.4%	92.9%
Portfolio Total	**291**	**16,252,156**	**100.0%**	**100.0%**	**94.6%**

UNCONSOLIDATED JOINT VENTURE SUMMARY

Joint Venture	% Ownership	# of Properties	GLA	Q3 Cash NOI	% Leased
PMAK Joint Venture	12.3%	58	2,785,524	$ 14,026	89.3%
Davis Joint Venture	46.5%	13	567,790	2,889	97.6%

Top Ten States
(Based on GLA)


Texas, 12%
Georgia, 7%
Indiana, 6%
Kentucky, 6%
Nebraska, 6%
Minnesota, 6%
Arizona, 6%
Florida, 6%
Ohio, 5%
Tennessee, 5%
Other, 35%

Lease Type
(Based on Annualized Base Revenue)


NNN, 84%
Absolute Net, 9%
Gross, 1%
Modified Gross, 6%

Campus Proximity
(Based on Annualized Base Revenue)


Off-Campus / Affiliated, 37%
Off-Campus / Unaffiliated, 11%
On-Campus / Adjacent, 52%

Consolidated Investment Grade Tenancy
(Based on GLA)


Investment Grade Quality, 6%
Non-Investment Grade, 33%
Investment Grade, 61%

17

PHYSICIANS REALTY TRUST
DOC LISTED NYSE

CONSOLIDATED LEASING RELATIONSHIPS AND EXPIRATION SCHEDULE

(As of September 30, 2023, $ in thousands)

INVESTMENT GRADE TENANCY (1)

Relationship	Credit Rating (Moody's / S&P / Fitch)	Leased GLA	% of Leased GLA	Annualized Base Rent	% of Total Annualized Base Rent
CommonSpirit Health	Baa1/A-/A-	2,783,251	18.8%	$ 54,730	14.9%
University of Louisville	Baa1/A-/BBB+	663,478	4.5%	14,656	4.0%
Ascension Health Alliance	Aa2/AA+/AA+	604,290	4.1%	15,898	4.3%
HonorHealth	A2/NA/A+	414,144	2.8%	11,313	3.1%
McKesson Corporation	Baa1/BBB+/A-	382,281	2.6%	11,047	3.0%
Baylor Scott and White Health	Aa3/AA-/NA	268,639	1.8%	8,561	2.3%
UnitedHealth Group Incorporated	A3/A+/A	256,858	1.7%	7,905	2.1%
UF Health - Jacksonville	Ba1/NA/BBB-	223,748	1.5%	8,172	2.2%
Trinity Health Credit Group	Aa3/AA-/AA-	175,339	1.2%	4,682	1.3%
McLaren Healthcare	A1/NA/AA-	167,517	1.1%	3,525	1.0%
Other		3,027,658	20.5%	77,879	21.1%
Total		**8,967,203**	**60.6%** (2)	**$ 218,368**	**59.3%** (2)

TOP 10 TENANTS BY ABR

Tenant		Weighted Avg. Remaining Lease Term	Leased GLA	% of Leased GLA	Annualized Base Rent	% of Total Annualized Base Rent
CommonSpirit - CHI - Nebraska		3.3	903,777	6.1%	$ 18,666	5.1%
Northside Hospital		7.9	692,975	4.7%	16,553	4.5%
UofL Health - Louisville, Inc.	(3)	5.5	663,478	4.5%	14,656	4.0%
HonorHealth		6.6	413,214	2.8%	11,287	3.1%
US Oncology	(3)	4.9	382,281	2.6%	11,047	3.0%
Baylor Scott and White Health		2.6	268,639	1.8%	8,561	2.3%
Ascension - St. Vincent's - Indianapolis		4.1	363,221	2.5%	8,227	2.2%
UF Health - Jacksonville		5.9	223,748	1.5%	8,172	2.2%
CommonSpirit - CHI - St. Alexius		2.8	359,209	2.4%	7,161	1.9%
UnitedHealth Group Incorporated		10.2	197,303	1.3%	6,123	1.7%
Total / Weighted Average		**5.2**	**4,467,845**	**30.2%**	**$ 110,453**	**30.0%**

LEASE EXPIRATION SCHEDULE

Expiration Year	Expiring Leases	Expiring Lease GLA	% of Total GLA	Expiring Lease ABR	% of Total ABR	Average Rent per SF
2023	36	150,391	1.0%	$ 3,856	1.0%	$25.64
2024	143	832,145	5.3%	20,311	5.5%	24.41
2025	168	1,017,931	6.5%	26,343	7.2%	25.88
2026	192	3,347,377	21.4%	78,281	21.3%	23.39
2027	146	1,686,732	10.8%	39,735	10.8%	23.56
2028	160	1,847,571	11.8%	44,293	12.0%	23.97
2029	65	964,727	6.2%	30,419	8.3%	31.53
2030	70	886,632	5.7%	21,504	5.8%	24.25
2031	48	1,128,951	7.2%	27,655	7.5%	24.50
2032	78	1,232,397	7.9%	31,684	8.6%	25.71
Thereafter	73	1,619,278	10.3%	41,891	11.4%	25.87
MTM	47	94,966	0.6%	2,134	0.6%	22.47
Vacant		835,156	5.3%			
Total / W.A.	**1,226**	**15,644,254**	**100.0%**	**$ 368,106**	**100.0%**	**$24.86**

(1) Represents direct leases to investment grade entities and their subsidiaries. Parent rating used where direct tenant is not rated.

(2) Investment grade quality tenants without public debt outstanding would add an additional 6.3% and 6.3%, respectively, to Investment Grade GLA and Investment Grade ABR.

(3) University of Louisville is the parent company of UofL Health - Louisville, Inc. and McKesson Corporation is the parent company of US Oncology.

18

19 REPORTING DEFINITIONS Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate (“Adjusted EBITDAre”): We define Adjusted EBITDAre as EBITDAre, computed in accordance with standards established by the National Association of Real Estate Investment Trusts (“Nareit”), adjusted for non-cash share compensation expense, non-cash changes in fair value, pursuit costs, non-cash intangible amortization, corporate high yield interest income, the pro forma impact of investment activity, and other normalizing items. We consider Adjusted EBITDAre an important measure because it provides additional information to allow management, investors, and our current and potential creditors to evaluate and compare our core operating results and our ability to service debt. Annualized Base Rent (“ABR”): Annualized base rent is calculated by multiplying reported base rent for September 2023 by 12 (but excluding the impact of straight-line rent). Cash Net Operating Income (“NOI”): Cash NOI is a non-GAAP financial measure which excludes from NOI straight-line rent adjustments, amortization of acquired above and below market leases, and other non-cash and normalizing items, including our share of all required adjustments from unconsolidated joint ventures. Other non-cash and normalizing items include items such as the amortization of lease inducements, loan reserve adjustments, payments received from seller master leases and rent abatements, and changes in fair value of contingent consideration. We believe that Cash NOI provides an accurate measure of the operating performance of our operating assets because it excludes certain items that are not associated with management of the properties. Additionally, we believe that Cash NOI is a widely accepted measure of comparative operating performance in the real estate community. Our use of the term Cash NOI may not be comparable to that of other real estate companies as such other companies may have different methodologies for computing this amount. Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate (“EBITDAre”): In 2017, Nareit issued a white paper defining EBITDA for real estate as net income or loss computed in accordance with GAAP plus interest expense, corporate high yield interest income, swap income, income tax expense, depreciation and amortization expense, impairment, gains or losses from the sale of real estate; and the proportionate share of joint venture depreciation, amortization and other adjustments. We adopted the use of EBITDAre in the first quarter of 2018. Funds From Operations (“FFO”): Funds from operations, or “FFO”, is a widely recognized measure of REIT performance. We believe that information regarding FFO is helpful to shareholders and potential investors because it facilitates an understanding of the operating performance of our properties without giving effect to real estate depreciation and amortization, which assumes that the value of real estate assets diminishes ratably over time. We calculate FFO in accordance with standards established by the National Association of Real Estate Investment Trusts (“Nareit”). Nareit defines FFO as net income or loss (computed in accordance with GAAP) before noncontrolling interests of holders of OP units, excluding preferred distributions, gains (or losses) on sales of depreciable operating property, impairment write-downs on depreciable assets, plus real estate related depreciation and amortization (excluding amortization of deferred financing costs). Our FFO computation includes our share of required adjustments from our unconsolidated joint ventures and may not be comparable to FFO reported by other REITs that do not compute FFO in accordance with the Nareit definition or that interpret the Nareit definition differently than we do. The GAAP measure that we believe to be most directly comparable to FFO, net income, includes depreciation and amortization expenses, gains or losses on property sales, impairments, and noncontrolling interests. In computing FFO, we eliminate these items because, in our view, they are not indicative of the results from the operations of our properties. To facilitate a clear understanding of our historical operating results, FFO should be examined in conjunction with net income (determined in accordance with GAAP) as presented in our financial statements. FFO does not represent cash generated from operating activities in accordance with GAAP, should not be considered to be an alternative to net income or loss (determined in accordance with GAAP) as a measure of our liquidity and is not indicative of funds available for our cash needs, including our ability to make cash distributions to shareholders. Gross Leasable Area (“GLA”): Gross leasable area (in square feet). Gross Real Estate Investments: Based on acquisition price (and includes lease intangibles). Health System: We define an entity to be a health system if each of the following criteria are met: 1) the entity provides inpatient or outpatient services in the primary course of business; 2) services are provided at more than one campus or site of care; and 3) if the entity only provides outpatient services, they must employ a minimum of 50 physicians. Health System-Affiliated: Properties are considered affiliated with a health system if one or more of the following conditions are met: 1) the land parcel is contained within the physical boundaries of a hospital campus; 2) the land parcel is located adjacent to the campus; 3) the building is physically connected to the hospital regardless of the land ownership structure; 4) a ground lease is maintained with a health system entity; 5) a master lease is maintained with a health system entity; 6) significant square footage is leased to a health system entity; 7) the property includes an ambulatory surgery center with a hospital ownership interest; or 8) a significant square footage is leased to a physician group that is either employed, directly or indirectly by a health system, or has a significant clinical and financial affiliation with the health system. Hospitals: Hospitals refer to specialty surgical hospitals. These hospitals provide a wide range of inpatient and outpatient services, including but not limited to, surgery and clinical laboratories. Hospital Campus: We define a hospital campus to be the physical area immediately adjacent to a hospital institution's main buildings, including other areas and structures that are located within 250 yards of the main buildings.

20 REPORTING DEFINITIONS (continued) Leased GLA: Leased GLA represents the percentage of total gross leasable area where a lease has commenced, including month-to-month leases and leases in holdover status as of the date reported. This does not include leases that are fully executed but will commence at a future date. Net Operating Income (“NOI”): NOI is a non-GAAP financial measure that is defined as net income or loss, computed in accordance with GAAP, generated from our total portfolio of properties and other investments before general and administrative expenses, depreciation and amortization expense, interest expense, corporate high yield interest income, swap income, net change in the fair value of derivative financial instruments, gain or loss on the sale of investment properties, and impairment losses, including our share of all required adjustments from our unconsolidated joint ventures. We believe that NOI provides an accurate measure of operating performance of our operating assets because NOI excludes certain items that are not associated with management of the properties. Our use of the term NOI may not be comparable to that of other real estate companies as they may have different methodologies for computing this amount. Normalized Funds Available for Distribution (“Normalized FAD”): We define Normalized FAD, a non-GAAP measure, which excludes from Normalized FFO non-cash share compensation expense, straight-line rent adjustments, amortization of acquired above-market or below-market leases and assumed debt, amortization of lease inducements, amortization of deferred financing costs, and loan reserve adjustments, including our share of all required adjustments from unconsolidated joint ventures. We also adjust for recurring capital expenditures related to building, site, and tenant improvements, leasing commissions, cash payments from seller master leases, and rent abatement payments, including our share of all required adjustments for unconsolidated joint ventures. Other REITs or real estate companies may use different methodologies for calculating Normalized FAD, and accordingly, our computation may not be comparable to those reported by other REITs. Although our computation of Normalized FAD may not be comparable to that of other REITs, we believe Normalized FAD provides a meaningful supplemental measure of our performance due to its frequency of use by analysts, investors, and other interested parties in the evaluation of our performance as a REIT. Normalized FAD should not be considered as an alternative to net income or loss attributable to controlling interest (computed in accordance with GAAP) or as an indicator of our financial performance. Normalized FAD should be reviewed in connection with other GAAP measurements. Normalized Funds From Operations (“Normalized FFO”): Changes in the accounting and reporting rules under GAAP have prompted a significant increase in the amount of non-operating items included in FFO, as defined. Therefore, we use Normalized FFO, which excludes from FFO net change in fair value of derivative financial instruments, acceleration of deferred financing costs, net change in fair value of contingent consideration, gain on extinguishment of debt, and other normalizing items. Our Normalized FFO computation includes our share of required adjustments from our unconsolidated joint ventures and our use of the term Normalized FFO may not be comparable to that of other real estate companies as they may have different methodologies for computing this amount. Normalized FFO should not be considered as an alternative to net income or loss (computed in accordance with GAAP), as an indicator of our financial performance or of cash flow from operating activities (computed in accordance with GAAP), or as an indicator of our liquidity, nor is it indicative of funds available to fund our cash needs, including its ability to make distributions. Normalized FFO should be reviewed in connection with other GAAP measurements. Off-Campus: A building portfolio that is not located on or adjacent to key hospital based-campuses. On-Campus / Affiliated: Refers to a property that is either located within a quarter mile of a hospital campus or is located more than a quarter mile from a hospital campus but is affiliated with a health system. Outpatient Medical Facility: Outpatient medical facilities are outpatient and clinic facilities, often located near hospitals or on hospital campuses, specifically constructed and designed for use by physicians and other health care personnel to provide services to their patients. They may also include ambulatory surgery centers that are used for general or specialty surgical procedures not requiring an overnight stay in a hospital. Outpatient medical facilities may contain sole and group physician practices and may provide laboratory and other patient services. Outpatient Medical Same-Store Cash Net Operating Income (“NOI”): Outpatient Medical Same-Store Cash NOI is a non-GAAP financial measure which excludes from Cash NOI assets not held for the entire preceding five quarters, non-outpatient medical facility assets, lease termination fees, and other normalizing items not specifically related to the same-store property portfolio. Management considers Outpatient Medical Same-Store Cash NOI a supplemental measure because it allows investors, analysts, and Company management to measure unlevered property-level operating results. Our use of the term Outpatient Medical Same-Store Cash NOI may not be comparable to that of other real estate companies, as such other companies may have different methodologies for computing this amount. Outpatient Medical (“OM”) Same-Store Portfolio: The outpatient medical same-store portfolio consists of outpatient medical facilities held by the Company for the entire preceding five quarters. djac